UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 29, 2008

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
             (Exact name of Registrant as specified in its charter)



         Delaware                       0-26224                 51-0317849
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization                                Identification No.)


                              311 Enterprise Drive
                              Plainsboro, NJ 08536
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (609) 275-0500

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01.   OTHER EVENTS.

On April 29, 2008, the Company entered into a waiver agreement (the "Waiver Agreement") related to that certain credit agreement, dated as of December 22, 2005 (the "Credit Agreement"), among the Company and the Lenders (as defined), including Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Citibank, N.A., successor by merger to Citibank, FSB, as Syndication Agent, and JPMorgan Chase Bank, N.A., Deutsche Bank Trust Company Americas and Royal Bank of Canada, as Co-Documentation Agents.

Pursuant to the Waiver Agreement, among other things, the Lenders extended the date for delivery of (i) the Company's audited financial statements for the year ended December 31, 2007 until May 16, 2008 and (ii) the Company's unaudited financial statements for the fiscal quarter ending March 31, 2008 until May 31, 2008.

In addition, the Waiver Agreement waived until May 16, 2008 the effect of a cross-default provision under the Credit Agreement triggered by the Company's inability to deliver its Annual Report on Form 10-K for the year ended December 31, 2007 by the due date provided in the indentures, each dated as of June 11, 2007 (collectively, the "Indentures"), between the Company and Wells Fargo Bank, N.A., as trustee, with respect to the Company's senior convertible notes due 2010 and 2012.

Further, the Waiver Agreement broadened certain provisions relating to the material weaknesses in the Company's internal controls, thereby expanding the previously-disclosed waiver, in effect through November 14, 2008, that is applicable to compliance by the Company with respect to certain representations and warranties in the Credit Agreement.

As previously indicated in the Company's Current Report on Form 8-K filed on March 5, 2008, on March 5, 2008 the Company borrowed $120 million under the Credit Agreement. The Company used these funds to repay the Company's 2 1/2% contingent convertible subordinated notes due 2008 upon conversion or maturity. As a result of the conversions, the Company issued 768,221 shares of the Company's common stock.

Statements in this Current Report on Form 8-K may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and reflect the Company's judgment as of the date of this report. Such forward looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted or expected results, including, without limitation, the Company's inability to cure any defaults under the Credit Agreement or the Indentures, the Company's ability to repay indebtedness under the Credit Agreement, market conditions and other factors beyond the Company's control and the economic, competitive, governmental, technological and other factors identified under the heading "Risk Factors" included in item IA of the Company's Annual Report on Form 10-K for the year ended December 31, 2006 and information contained in subsequent filings with the Securities and Exchange Commission.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION

       Date: April 30, 2008       By: /s/ John B. Henneman, III
                                  -----------------------------
                                  John B. Henneman, III
                                  Executive Vice President, Chief Administrative
                                  Officer and Acting Chief Financial Officer